Lincoln National Growth and Income Fund, Inc.

      Supplement dated April 9, 2002 to the Prospectus dated April 2, 2002


This supplement describes certain changes to the Prospectus for the Lincoln National Growth and Income Fund, Inc.

Effective April 9, 2002, the section entitled "Investment Adviser and Portfolio Manager" on Pages GI-3 and GI-4 is amended by adding the following after the text in that section:

         On April 3, 2002, GSAM gave notice to the DMC that it is terminating its sub-advisory agreement with the fund effective June 30, 2002. Thus, GSAM and its quantitative equity team would no longer be responsible for the day-to-day management of the fund's investment securities. Effective July 1, 2002, DMC -- the fund's current adviser -- will take over these responsibilities, subject to the oversight of the fund's board of directors.

         J. Paul Dokas, Managing Director at DMC would be responsible for the day-to-day management of the fund's securities investments. Prior to joining DMC, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas has earned the right to use the Chartered Financial Analyst designation and is a member of the Association of Investment Management and Research. He is also a Director of the Financial Analysts Society of Philadelphia.

     Effective July 1, 2002, the section entitled "Summary Description of the Fund" is amended by deleting the second bullet point in the second paragraph on Page GI-2 and substituting in its place the following language:

         " o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry."

Also, effective July 1, 2002, the section entitled "Investment Strategies" on Pages GI-2 and GI-3 is amended as follows:

     1. Deleting the first bullet point in the third paragraph of the section and substituting in its place the following language:

                  " o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and"

     2. Deleting the first bullet point in the fourth paragraph of the section and substituting in its place the following language:

                  " o show growth potential that exceeds the average expected growth rate of companies in the same industry; and/or"

         3.  Deleting the fifth paragraph of the section in its entirety.

     4. Deleting the sixth paragraph of the section and substituting in its place the following language:

                  "The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index."






                  Lincoln National Growth and Income Fund, Inc.

    Supplement dated April 9, 2002 to the Statement of Additional Information
                               dated April 2, 2002


This supplement describes certain changes to the Statement of Additional Information for the Lincoln National Growth and Income Fund, Inc.

Effective July 1, 2002:

         1. The section entitled "Description of the Fund" on Page GIF-2 is amended by deleting the last sentence and substituting in its place the following language: "References to adviser in this SAI are to Delaware Management Company (DMC)."

         2. The last sentence in the first full paragraph on Page GIF-5 is amended by deleting the last sentence and substituting in its place the following language: "Commissions paid in 2000 were higher than commissions paid in 1999 due to the change in sub-adviser in July 2000."

         3.  Delete in its entirety the last paragraph on Page GIF-5.

         4. In the chart on Page GSD-2, add the following footnote to the reference to "Growth and Income": "GSAM terminated its sub-advisory agreement with the fund effective June 30, 2002."

         5. The section entitled "Service Marks" on Page GSD-4 is amended by deleting the first sentence of the second paragraph and substituting in its place the following language: "In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund, and Putnam with the Aggressive Growth and Global Asset Allocation Funds."